FIRST BANCSHARES, INC.

P.O. Box 777

Mountain Grove, Missouri  65711

Telephone:  (417) 926-5151

September 15, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 20, 2004, at 2:00 p.m., Central Time.

The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Corporation.  Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation’s independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Charles W. Schumacher

President and Chief Executive Officer

FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI  65711

(417)  926-5151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Meeting”) of First Bancshares, Inc. (“Corporation”) will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 20, 2004, at 2:00 p.m., Central Time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.

The election of two directors of the Corporation;

2.

The adoption of the First Bancshares, Inc. 2004 Stock Option Plan;

3.

The adoption of the First Bancshares, Inc. 2004 Management Recognition Plan; and

4.

Such other matters as may properly come before the Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Pursuant to the Corporation’s Bylaws, the Board of Directors has fixed the close of business on August 31, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope.  The Proxy will not be used if you attend the Meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

GINA GUNNELS

SECRETARY

Mountain Grove, Missouri

September 15, 2004

IMPORTANT:   THE PROMPT RETURN OF THE PROXY CARD WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI 65711

(417) 926-5151

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 20, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancshares, Inc. (“Corporation”) to be used at the Annual Meeting of Stockholders of the Corporation (“Meeting”).  The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 20, 2004, at 2:00 p.m., Central Time.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about September 15, 2004.  The Corporation is the holding company for First Home Savings Bank (“Savings Bank”).

VOTING AND PROXY PROCEDURE

Stockholders Entitled to Vote.  Stockholders of record at the close of business on August 31, 2004 are entitled to one vote for each share of common stock of the Corporation (“Common Stock”) then held.  At the close on business on August 31, 2004, the Corporation had 1,626,119 shares of Common Stock issued and outstanding.

As provided in the Corporation's Articles of Incorporation, record holders of the Corporation's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote with respect to the shares they hold in excess of the 10% limit.

If you are a beneficial owner of the Corporation’s Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Corporation’s Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.  Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.  Broker non-votes will be considered shares present for purposes of determining a quorum.

Voting.  The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting.  When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card.  Where no instructions are indicated, proxies will be voted FOR the nominees for director set forth below and FOR the adoption of each of the 2004 Stock Option Plan and the 2004 Management Recognition Plan.  If a stockholder of record attends the Meeting, he or she may vote by ballot.

The directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote.  Stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from the nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

The adoption of each of the 2004 Stock Option Plan and the 2004 Management Recognition Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote at the Meeting.  Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposals and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

If a stockholder does not return a signed and dated proxy card, or does not attend the Meeting and vote in person, his or her shares will not be voted.

Revocation of a Proxy.  Stockholders who execute proxies retain the right to revoke them at any time.  Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting.  Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

If your Common Stock of the Corporation is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in the First Home Savings Bank ESOP.  If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the “ESOP”), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant’s plan account.  Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant’s plan account are to be voted.  Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

#

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups beneficially owning in excess of 5% of the outstanding shares of Common Stock are required to file with the Securities and Exchange Commission (“SEC”), and furnish a copy to the Corporation, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Based upon such reports, the following table sets forth, at the close of business on August 31, 2004, certain information as to those persons who were beneficial owners of more than five percent of the outstanding shares of Common Stock.  Management knows of no persons other than those set forth below who owned more than five percent of the outstanding shares of Common Stock at the close of business on August 31, 2004. The table also sets forth, at the close of business on August 31, 2004, certain information as to shares of Common Stock beneficially owned by the Corporation's directors, "named executive officers," and all directors and executive officers as a group.

  Names and

              Amount and Nature

 Percent of

    Addresses of

of Beneficial

Common Stock

Beneficial Owners

Ownership (1)

Outstanding

Beneficial Owners of More Than 5%

First Home Savings Bank

205,103

12.61%

Employee Stock

Ownership Plan Trust (2)

  142 East First Street

  Mountain Grove, Missouri 65711

Thomas M. Sutherland (3)

90,553

5.57

  4348 E. Valley Road

  Springfield, Missouri 65804

Tontine Financial Partners, L.P. (4)

108,880

6.70

  55 Railroad Avenue, 3rd Floor

  Greenwich, Connecticut 06830

Directors and Nominees

Harold F. Glass

45,149

2.78

Dr. James F. Moore, Jr.

17,250

1.06

John G. Moody

8,850

0.54

Named Executive Officers (5)

Stephen H. Romines (6)

   6,444

0.40

Charles W. Schumacher (7)

2,758

0.17

All Executive Officers and

108,235

6.65

Directors as a Group (seven persons)

_____________________________

(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security.  The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  Shares held in accounts under the Savings Bank’s ESOP as of the close of business on August 31, 2004, as to which the holders have voting power but not investment power, are also included as follows:  all executive officers and directors as a group, 29,386 shares.  This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days of the close of business on August 31, 2004, pursuant to the 1993 Stock Option Plan (“Option Plan”). Shares of Common Stock subject to outstanding options exercisable within 60 days from August 31, 2004 are as follows: Mr. Schumacher, 2,000 shares.  This table also includes shares of Common Stock awarded to participants’ under the Savings Bank’s Management Recognition and Development Plan (“MRDP”) which became fully vested as of December 23, 1998.

(2)

Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the close of business on August 31, 2004, 205,103 shares have been allocated to participants' accounts, excluding allocations to individuals who no longer participate in the ESOP. The trustees of the ESOP are Directors Glass and Moody and Director Emeritus Romines.

(3)

Based on information disclosed in a Schedule 13G, dated June 25, 2002, filed with the SEC.

(4)

Based on information disclosed in an Amended Schedule 13D, dated September 10, 2003, filed with the SEC.

 (5)

SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Romines and Schumacher were the Corporation's only "named executive officers" for the fiscal year ended June 30, 2004.

(6)

Effective June 30, 2004, Mr. Romines retired as Chairman of the Board, President and Chief Executive Officer of the Corporation and Vice President of the Savings Bank.

(7)

Mr. Schumacher is also a director of the Corporation.

#

PROPOSAL I - ELECTION OF DIRECTORS

The Corporation’s Board of Directors consists of five members.  The Corporation’s Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually.  Two directors will be elected at the Meeting, who will serve for three year terms, or until his successor has been elected and qualified.  The Board of Directors, acting in its capacity as the Nominating Committee, has nominated for election as directors John G. Moody and Charles W. Schumacher. Messrs. Moody and Schumacher are currently directors of the Corporation and the Savings Bank.

Effective June 30, 2004, Mr. Romines retired as Chairman of the Board, President and Chief Executive Officer of the Corporation and Vice President of the Savings Bank.  Mr. Romines has continued to serve as Director Emeritus of the Corporation.  On August 25, 2004, the Board of Directors appointed a candidate for director to fill the vacancy created in connection with Mr. Romines retirement, subject to the candidate meeting certain qualifications prescribed by the Board.  To date, the candidate has not met all of the requirements.  It is anticipated that this candidate, subject to his qualification by the Board, will complete the unexpired term of Stephen H. Romines.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees.  If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend.  At this time, the Board knows of no reason why the nominees might be unavailable to serve.

The Board of Directors recommends a vote "FOR" the election of Messrs. Moody and Schumacher.

#

The following table sets forth as to the nominee for election at the meeting and each director continuing in office, his name, age, and the year he first became a director.  Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                             Year

First                  Year

Elected              Term

     Name

Age (1)

     Principal Occupation

   Director(2)       Expires

BOARD NOMINEES

John G. Moody

52

Judge of the 44th Missouri

 1993                  2007(3)

Judicial Circuit

Charles W. Schumacher

52

Chairman of the Board, President      2001

                  2007(3)

And Chief Executive

Officer of the Company and

Savings Bank.  Previously

Executive Vice President and

Chief Executive Officer of

Northwoods State Bank from

1992 to 2000

DIRECTORS CONTINUING IN OFFICE

Harold F. Glass

63

Partner of Millington, Glass & Love,    1978                2006

a law firm located in Springfield,

Missouri

Dr. James F. Moore, Jr.

65

Retired Administrator and Director       1993                2006

of the State Fruit Experiment Station

of the Southwest Missouri State University,

                 Springfield, Missouri

____________________________

(1)

At June 30, 2004.

(2)

Includes prior service on the Board of Directors of the Savings Bank.

(3)

Assuming re-election at the Meeting.

#

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of their respective Boards.  The Board of Directors of the Corporation and the Savings Bank meets monthly and holds additional special meetings as needed.  During the fiscal year ended June 30, 2004, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Savings Bank held 12 meetings.  No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the respective Boards’ and committee meetings on which such Board member served during this period.

The Board of Directors of the Corporation has an Executive Committee that consists of Messrs. Schumacher, Glass and Moore.  The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board.  This Committee did not meet during fiscal 2004.

The Corporation’s Audit Committee consists of Messrs. Moore, Moody and Glass.  This Committee meets for the purpose of reviewing the audit procedures at the Corporation, the report and performance of the Corporation’s independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate.  The Audit Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter.  In August 2004, the Board of Directors adopted a revised Audit Committee Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002.  A copy of the revised Charter is attached to this proxy statement as Exhibit A.  Each member of the Audit Committee is “independent,” in accordance with the requirements for companies quoted on The NASDAQ Stock Market. The Board of Directors has determined that there is no “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”).  The Board believes that the current members of the Audit Committee are qualified to serve based on their experience and background and does not intend to identify an additional director who will qualify as an audit committee financial expert.  This Committee met five times during fiscal 2004.

The full Board of Directors acts as a Compensation Committee and is responsible for determining annual contributions to certain benefit plans and salaries for officers and employees.  The Compensation Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter.  The full Board of Directors met once in its capacity as the Compensation Committee during the 2004 fiscal year.

The full Board of Directors acts as a Nominating Committee and is responsible for the annual selection of nominees for election as directors of the Corporation.  The full Board of Directors of the Corporation met once in its capacity as the Nominating Committee during the fiscal year ended June 30, 2004.

#

The Committee has a Charter which specifies its obligations.  A copy of the Charter is attached to this proxy statement as Exhibit B.  Each member of the Committee is “independent,” in accordance with the requirements for companies quoted on The NASDAQ Stock Market.

The Nominating Committee met on August 25, 2004 to nominate directors for election at the Meeting.  Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the Meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Corporation.  The Committee will consider director candidates recommended by the Corporation’s stockholders.  If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Corporation’s Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this proxy statement.

Compensation Committee Interlocks and Insider Participation.  There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

Communications with the Board of Directors and Attendance at Annual Meetings

A stockholder may communicate with the Board of Directors or any individual director by mailing a communication to the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All directors are requested to attend each of the Savings Bank’s annual meetings of stockholders.  All directors attended the 2003 Annual Meeting of Stockholders, except for Dr. Moore, whose absence was excused.

#

Corporate Governance

The Corporation and the Savings Bank are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the NASDAQ Stock Market with respect to corporate governance.  The Board and its committees will continue to evaluate and improve the Corporation’s and the Savings Bank’s corporate governance principles and policies as necessary and as required.

Code of Ethics.  On August 25, 2004, the Board of Directors adopted the Officer and Director Code of Ethics.  The Code is applicable to each of the Corporation’s directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available upon request by contacting the Corporate Secretary as will be described in the Form 10-KSB filing with the Securities and Exchange Commission.

DIRECTORS’ COMPENSATION

Members of the Board of Directors of the Corporation do not receive any fees.  Members of the Board of Directors of the Savings Bank currently receive a fee of $300 per Board meeting, Director Glass receives $43 per meeting as a travel allowance and the Chairman of the Board receives $175 per meeting.  No fees are paid to directors for attendance at committee meetings.  Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 2004 were $26,525.

#

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for Messrs. Romines and Schumacher, the Chief Executive Officers of the Corporation and the Savings Bank, respectively.  No other executive officer of the Corporation or the Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 2004.

		Annual Compensation(1)
Name and Position	Year	Salary ($)(2)	Bonus ($)	Other Annual Compen- sation ($)(3)	All Other Annual Compen- sation ($)(4)

Stephen H. Romines (5)	2004	$ 23,225	$ --	$ --	$ --
President and Chief Executive	2003	23,255	--	--	--
Officer of the Corporation and	2002	42,600	--	--	--
Vice President of the Savings
Bank

Charles W. Schumacher	2004	131,100	--	--	2,074
President and Chief Executive	2003	131,100	--	--	2,249
Officer of the Savings Bank	2002	102,700	--	--	--

_____________

(1)	All compensation, including fringe benefits, is paid by the Savings Bank.
(2)	Amounts for fiscal 2004 include: for Mr. Romines, director’s fees of $3,300 and chairman of the board fees of $1,925; for Mr. Schumacher, director’s fees of $3,600.
(3)	Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(4)	For fiscal years 2003 and 2004, consists of 401(k) contributions.
(5)	Effective June 30, 2004, Mr. Romines retired as Chairman of the Board, President and Chief Executive Officer of the Corporation and as Vice President of the Savings Bank.

#

Option Grant Table

There were no options granted to Messrs. Romines or Schumacher in fiscal 2004.

Equity Compensation Plan Information

The following table summarizes share and exercise price information about the Corporation’s equity compensation plans as of June 30, 2004, excluding the number of shares under the proposed 2004 Stock Option Plan and the 2004 Management Recognition Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Management Recognition and Development Plan	-	-	-
1993 Stock Option Plan	6,000	$9.17	-

Equity compensation plans not approved by security holders	-	-	-

Total	6,000	$9.17	-

#

Option Exercise/Value Table

The following table sets forth information with respect to the number and value of stock options held at June 30, 2004 by Mr. Schumacher.  No options were held by Mr. Romines at June 30, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($)(1) Exercisable/ Unexercisable

Charles W. Schumacher	2,000	$21,250	--/4,000	$--/$40,500

(1)   Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2004 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreement.  The Savings Bank has entered into a three-year employment agreement with Charles W. Schumacher, who serves as President and Chief Executive Officer of the Savings Bank.  The agreement, which was entered into in 2000 and extended for an additional three years in 2003, established a salary of $127,500, for the year extended which was paid by the Savings Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board.  Under the agreement, Mr. Schumacher’s salary may not be decreased during the term of the employment agreement without his prior written consent.  The agreement is terminable by the Savings Bank or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision (“OTS”) regulations.  The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation.  Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Schumacher is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.  The term “change in control” is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

In the event of a change in control, the severance payment pursuant to the agreement will equal 2.99 times Mr. Schumacher’s base compensation, as defined in Section 280G of the Internal Revenue Code of 1986, as amended (“Code”), during the preceding five years.  Such amount will be paid within ten days following the termination of employment.  Assuming the compensation of Mr. Schumacher is not increased and a change in control of the Savings Bank and the Corporation occurred during the year ended June 30, 2004, Mr. Schumacher would be entitled to severance payments of approximately $381,000.  Section 280G of the Code, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.

The agreement restricts Mr. Schumacher’s right to compete against the Savings Bank and the Corporation for one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminates his employment for cause.

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee operates pursuant to a Charter approved by the Corporation’s Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation.  The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation.

Audit Committee Report.  The Corporation's Audit Committee has issued the following report with respect to the audited financial statements of the Corporation for the fiscal year ended June 30, 2004.

The Audit Committee has reviewed and discussed with the Corporation's management the Corporation's fiscal 2004 audited financial statements;

The Audit Committee has discussed with the Corporation's independent auditors (Kirkpatrick, Phillips & Miller, CPAs, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Corporation and its related entities) and has discussed with the auditors their independence from the Corporation; and

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2004 audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

#

Submitted by the Audit Committee of the Corporation's Board of Directors:

Dr. James F. Moore, Jr.

John G. Moody

Harold F. Glass

Independence and Other Matters.  Each member of the Audit Committee is "independent," as defined, in the case of the Corporation, under The NASDAQ Stock Market Rules.  The Audit Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation.  None of the Audit Committee members are current officers or employees of the Corporation or its affiliates.

TRANSACTIONS WITH MANAGEMENT

Mr. Stephen H. Romines, the former Chairman of the Board, President and Chief Executive Officer of the Corporation and Vice President of the Savings Bank, is a practicing attorney and has handled legal matters for the Savings Bank from time to time in this capacity without receiving any fees.  Such activities include the drafting of legal documents, handling collection accounts and appearing in court on behalf of the Savings Bank.

In addition to performing legal services for the Savings Bank, Mr. Romines provides legal services, from time to time, for existing and potential customers of the Savings Bank.  Such services are generally restricted to real estate transactions, such as the preparation of contracts, deeds, promissory notes, deeds of trust and examining abstracts of title, as well as a limited amount of estate planning and probate work.  For the fiscal year ended June 30, 2004, Mr. Romines received approximately $3,500 in legal fees from customers of the Savings Bank.

Mr. Harold F. Glass, a director of the Savings Bank and the Corporation, is a partner with the law firm of Millington, Glass & Love, which firm serves as legal counsel for the Corporation, the Savings Bank and its subsidiary.  As counsel for the Corporation and the Savings Bank for the fiscal year ended June 30, 2004, Millington, Glass & Love was paid $16,000 in fees and expense reimbursement, which amount did not exceed 5% of the law firm’s annual gross revenues.

The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons.  Loans to such persons are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.  The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.  At June 30, 2004, loans to directors and executive officers, including immediate family members, totaled $1,706,224.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation’s Common Stock, to file reports of ownership and changes in ownership with the SEC and the Corporation.

Based solely on a review of the report and written representations provided to the Corporation, the Corporation believes that during the fiscal year ended June 30, 2004 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

PROPOSAL II – APPROVAL OF 2004 STOCK OPTION PLAN

General

On August 25, 2004, the Board of Directors of the Corporation unanimously adopted, subject to stockholder approval, the First Bancshares, Inc. 2004 Stock Option Plan (“2004 Plan”).

The objectives of the 2004 Plan are to reward performance and build the participants’ equity interest in the Corporation by providing long-term incentives and rewards to directors, key employees and other persons who provide services to the Corporation and its subsidiaries and who contribute to the success of the Corporation by their innovation, ability, industry, loyalty and exceptional service, and to enable the Corporation to pursue mergers and acquisitions.

The Corporation currently maintains the 1993 Stock Option Plan (“1993 Plan”), which was approved by stockholders.  Stock options were awarded pursuant to the 1993 Plan to officers and directors of the Corporation and the Saving Bank.  Awards under the 1993 Plan will not be affected by adoption of the 2004 Plan.  The Corporation believes that the availability of stock compensation programs is an important element of the Corporation’s overall incentive compensation and growth strategies and that the adoption of the 2004 Plan will assist the Corporation in meeting the objectives of these strategies.

The following summary is a brief description of the material features of the 2004 Plan. This summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Exhibit C.

Summary of the 2004 Plan

Type of Stock Option Grants.  The 2004 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (“Code”), and non-qualified stock options (“NQSOs”), which do not satisfy the requirements for ISO treatment.

Administration.  The 2004 Plan is administered by a committee, the members of which are appointed by the Corporation’s Board of Directors (“Committee”).  Subject to the terms of the 2004 Plan and resolutions of the Board, the Committee interprets the 2004 Plan and is authorized to make all determinations and decisions thereunder.  The Committee also determines the individuals to whom stock options will be granted, the type and amount of stock options that will be granted, and the terms and conditions applicable to grants.

Participants.  All directors, advisory directors, directors’ emeriti and employees of the Corporation and its subsidiaries are eligible to participate in the 2004 Plan, except that only employees may be granted ISOs.

Number of Shares of Common Stock Available.  The Corporation has reserved 100,000 shares of Common Stock for issuance under the 2004 Plan in connection with the exercise of awards.  Shares of Common Stock to be issued under the 2004 Plan will be authorized but unissued shares.  To the extent the Corporation uses authorized but unissued shares to fund the 2004 Plan, the interests of current stockholders will be diluted.  If all options are granted through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 5.7% based on the number of shares outstanding on August 31, 2004.  Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2004 Plan.

Adjustments Upon Changes in Capitalization.  Shares awarded under the 2004 Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Corporation.

Stock Option Grants.  The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Common Stock, as determined by the closing price of the Common Stock on The NASDAQ Stock Market on the date the option is granted.  The closing price of the Common Stock on The NASDAQ Stock Market on September 9, 2004 was $20.00.

The aggregate fair market value of ISO shares granted to any employee that may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Corporation and its subsidiaries) may not exceed $100,000.  The exercise price of an option may be paid in cash, Common Stock or other property, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

Transferability of Awards.  Under the 2004 Plan, no ISO is transferable other than by will or the laws of descent and distribution.  Any other option shall be transferable by will, the laws of descent and distribution, a “domestic relations order,” as defined in the Code, or a gift to any member of the participant’s immediate family or to a trust for the benefit of one or more of such immediate family members.  Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the 2004 Plan.  Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the 2004 Plan.  However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

Effect of a Change in Control.  In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2004 Plan) of the Corporation, each outstanding stock option grant will become fully vested.  In addition, in the event of a merger or other corporate event in which the Corporation is not the surviving entity, the 2004 Plan provides that the participant may elect to receive the excess of the fair market value of the Common Stock underlying the option over the option’s exercise price in cash or property, as determined in the Committee’s discretion.

Term of the 2004 Plan.  The 2004 Plan will be effective only upon approval by the stockholders of the Corporation.  The 2004 Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

Prohibition on Repricing Underwater Options.  The Committee may not, without the further approval of the stockholders of the Corporation, authorize the amendment of any outstanding option to reduce the option price.  Furthermore, no option may be canceled and replaced with awards having a lower option price without further approval of the stockholders.

Amendment of the 2004 Plan.  The 2004 Plan allows the Board to amend, suspend or terminate the 2004 Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.  Stockholder approval will generally be required with respect to an amendment to the 2004 Plan that will (i) increase the aggregate number of securities which may be issued under the 2004 Plan, except as specifically set forth under the 2004 Plan, (ii) materially increase the benefits accruing to participants under the 2004 Plan, (iii) materially change the requirements as to eligibility for participation in the 2004 Plan or (iv) change the class of persons eligible to participate in the 2004 Plan.  No amendment, suspension or termination of the 2004 Plan, however, will impair the rights of any participant, without his or her consent, in any award made thereunder.

Certain Federal Income Tax Consequences.  The following brief description of the tax consequences of stock option grants under the 2004 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of the federal income tax consequences.

There are no federal income tax consequences either to the optionee or to the Corporation upon the grant of an ISO or a NQSO.  On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Corporation will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee’s alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee.  Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale).  The balance of any gain or loss will be treated as a capital gain or loss to the optionee.  If the shares are disposed of after the two year and one year periods mentioned above, the Corporation will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

On exercise of a NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Corporation, provided the Corporation properly reports the income with respect to the exercise.  The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

New Plan Benefits

Although the Corporation anticipates that option grants will be made to directors, officers and employees following the effective date and during the term of the 2004 Plan, no specific determinations have been made regarding the timing, recipients, size or terms of individual awards.

The Board of Directors recommends a vote “FOR” the adoption of the 2004 Stock Option Plan attached to this Proxy Statement as Exhibit C.

PROPOSAL III – APPROVAL OF 2004 MANAGEMENT RECOGNITION PLAN

General

On August 25, 2004, the Board of Directors of the Corporation unanimously adopted, subject to stockholder approval, the First Bancshares, Inc. 2004 Management Recognition Plan (“2004 MRP”).

The objective of the 2004 MRP is to reward performance and build the participant's equity interest in the Corporation by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Corporation and its subsidiaries and who contribute to the success of the Corporation by their innovation, ability, industry, loyalty and exceptional service.  In addition, the Corporation believes that the MRP will provide an important retention incentive for key personnel.

The Corporation currently maintains the First Home Savings Bank 1993 Management Recognition and Development  Plan (“1993 MRDP”), which was approved by the Corporation’s stockholders.  Shares of restricted common stock were awarded pursuant to the 1993 MRDP to officers and directors of the Corporation and the Saving Bank.  Awards under the 1993 MRDP will not be affected by adoption of the 2004 Plan.  The Corporation believes that the availability of stock compensation programs is an important element of the Corporation’s overall incentive compensation and growth strategies and that the adoption of the 2004 Plan will assist the Corporation in meeting the objectives of these strategies.

The following summary is a brief description of the material features of the 2004 MRP. This summary is qualified in its entirety by reference to the 2004 MRP, a copy of which is attached as Exhibit D.

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Summary of the 2004 MRP

Type of Stock Awards.  The 2004 MRP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRP or as determined by a Compensation Committee of the Corporation's Board of Directors.

Administration.  The 2004 MRP is administered by the Compensation Committee.  Subject to the terms of the 2004 MRP and resolutions of the Board, the Compensation Committee interprets the 2004 MRP and is authorized to make all determinations and decisions thereunder.  The Compensation Committee also determines the individuals to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

Participants.  All directors, directors emeriti and employees of the Corporation and its subsidiaries are eligible to participate in the 2004 MRP.

Number of Shares of Common Stock Available.  The Corporation has reserved 50,000 shares of Common Stock for issuance under the 2004 MRP in the form of restricted stock. The plan will acquire shares on the open market, if available, with funds contributed by the Corporation to a trust which the Corporation may establish in conjunction with the plan, or from authorized but unissued shares of the Corporation.  In the event that the shares are not available on the open market and all MRP shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 2.98% based on the number of shares outstanding on August 31, 2004.   Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the 2004 MRP.

Adjustments Upon Changes in Capitalization.  Shares awarded under the 2004 MRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Corporation.

Restricted Stock Awards.  Awards under the 2004 MRP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership.  It is anticipated that the initial awards under the 2004 MRP will vest in equal installments over a five-year period beginning on the first anniversary of the date of grant.  Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the recipient will be recognized during the period over which the shares vest.  If a recipient terminates service with the Corporation or its subsidiaries for reasons other than death or disability, or normal retirement after attainment of age 65, the recipient forfeits all rights to shares under restriction.  If such termination is caused by death, disability, or normal retirement after attainment of age 65, all restrictions expire and all shares allocated become unrestricted.  A recipient will be entitled to voting, dividends and other stockholder rights with respect to the shares while restricted.

Effect of a Change in Control.  In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2004 MRP) of the Corporation, each outstanding award under the 2004 MRP will become fully vested at the election of the participant that is made within 60 days following such event.  If the participant does not make such election within the 60 day period, the restricted shares will continue to vest as though no such event had occurred.

Term of the 2004 MRP.  The 2004 MRP will be effective only upon approval by the stockholders of the Corporation.  The 2004 MRP will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

Amendment of the 2004 MRP.  The 2004 MRP allows the Board to amend, suspend or terminate the 2004 MRP without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement or the Board deems the alteration material.  No amendment, suspension or termination of the 2004 MRP, however, will impair the rights of any participant, without his or her consent, in any award made thereunder.  Any other amendment, change or termination requires the affected participant’s consent.

Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the 2004 MRP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

A participant who has been awarded restricted stock under the 2004 MRP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award.  At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Corporation will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount (if any) paid therefore.

A recipient of a restricted stock award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Corporation will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount (if any) paid therefore.  Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Corporation. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Corporation at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

Although the Corporation anticipates that option grants will be made to directors, officers and employees following the effective date and during the term of the 2004 Plan, no specific determinations have been made regarding the timing, recipients, size or terms of individual awards.

The Board of Directors recommends a vote “FOR” the adoption of the 2004 Management Recognition Plan attached to this Proxy Statement as Exhibit D.

AUDITORS

The Board of Directors has renewed the Corporation’s arrangements with Kirkpatrick, Phillips & Miller, CPAs, P.C., independent public accountants, to be its auditors for the 2005 fiscal year.  A representative of Kirkpatrick, Phillips & Miller, CPAs, P.C. is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

Audit Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services rendered for the audit of the Corporation's financial statements for fiscal 2004 and 2003 and the reviews of the financial statements included in the Corporation’s Forms 10-QSB for those years were $86,070 and $72,685, respectively.

Audit-Related Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements for fiscal 2004 and 2003 were $2,595 and $3,415, respectively.

Tax Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services for tax compliance, tax advice, and tax planning services for fiscal 2004 and 2003 were $13,710 and $11,560, respectively.

All Other Fees.  Other than the fees given above, the aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for fiscal 2004 and 2003, none of which consisted of financial information systems design and implementation fees, were $2,350 and $2,110, respectively.  The Audit Committee of the Board of Directors determined that the services performed by Kirkpatrick, Phillips & Miller, CPAs, P.C., other than audit services, are not incompatible with Kirkpatrick, Phillips & Miller, CPAs, P.C. maintaining its independence.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan.  Pre-approval may only be granted by action of the full Audit Committee.  Pre-approval is not required for non-audit services if (1) the aggregate amount of all non-audit services does not constitute more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.  No services were provided by Kirkpatrick, Phillips & Miller, CPAs, P.C. pursuant to these exceptions.

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OTHER MATTERS

The cost of solicitation of proxies will be borne by the Corporation.  In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

FINANCIAL STATEMENTS

The Corporation’s 2004 Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement and has been mailed to all stockholders of record as of the close of business on August 31, 2004.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Corporation’s proxy solicitation materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation’s main office at 142 East First Street, Mountain Grove, Missouri, no later than May 19, 2005.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

Article II, Section 2.16 of the Corporation’s Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting nominees for election as directors.  Article II, Section 2.17 also provides as follows:  “At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who complies with the procedures set forth in {this} Section 2.17 of Article II.”  Any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.  Article II, Section 2.16 of the Articles of Incorporation provides that notice of a stockholder’s intent to make a nomination or present new business at the meeting must be given not less than 30 days or more than 60 days prior to any such meeting.

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However, if less than 40 days’ notice of the meeting is given to stockholders by the Corporation, a stockholder’s notice shall be received no later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  Based on the date of the Meeting, in order for a stockholder to make timely notice of a nomination or proposal for the Company’s annual meeting next year, it is anticipated that such notice must be received by the Secretary of the Corporation by September 21, 2005.  If properly made, such proposals shall be considered by stockholders at such meeting.

BY ORDER OF THE BOARD OF DIRECTORS

GINA GUNNELS

SECRETARY

Mountain Grove, Missouri

September 15, 2004

FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF  RECORD AS OF AUGUST 31, 2004 UPON WRITTEN REQUEST TO GINA GUNNELS, SECRETARY, FIRST BANCSHARES, INC., P.O. BOX 777, MOUNTAIN GROVE, MISSOURI  65711.

THE CORPORATION’S FORMS 10-KSB, 10-QSB AND OTHER DISCLOSURE DOCUMENTS FILED WITH THE SEC CAN BE OBTAINED FROM THE SEC’S HOME PAGE ON THE WORLD WIDE WEB AT http://www.sec.gov.

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EXHIBIT A

FIRST BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

Objective

The objective of the Audit Committee is to assist the Board of Directors of First Bancshares, Inc. (the “Company”) in fulfilling its fiduciary and oversight responsibilities for the internal and external audit functions; administrative, operating and internal accounting controls; financial reporting process; and process for monitoring compliance with laws, regulations, policies and procedures.  The Audit Committee shall give reasonable assurance regarding the quality and integrity of financial and other data provided by the Company.

Authority

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility.  It is empowered to:

Retain outside counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

Seek any information it requires from employees – all of whom are directed to cooperate with the Committee’s requests – or external parties.

Meet with Company officers, external auditors, or outside counsel, as necessary.

Committee Membership

The Audit Committee shall consist of three or more independent members of the Board of Directors.  The Board or its nominating committee will appoint Committee members and the Committee chair.

Each Committee member will be both independent and financially literate, as defined by applicable regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, and the Board of Directors.  At least one member shall have expertise in accounting or financial reporting, as defined by the National Association of Securities Dealers.  In the event no one member meets such definition, the collective expertise of all members will be assessed for meeting the definition.

Members of the Audit Committee will be considered independent if they have no relationship to the Company or the Company’s subsidiary, First Home Savings Bank (the “Bank”), that, in the opinion of the Board, may interfere with the exercise of their independent judgment.  Examples of such relationships include, but are not limited to:

Being employed by the Company or the Bank for the current year or any of the past five years.

Accepting any compensation from the Company or the Bank other than compensation for services as a Board member.

Serving or having served in a significant manner in any of the past five years as a consultant, advisor, promoter, or legal counsel of or to the Company or the Bank.

Being an immediate family member of an individual who is, or has been in any of the past five years, employed as an officer of the Company or the Bank.

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Meetings

The Audit Committee shall meet at least four times per year, with authority to convene additional meetings as circumstances require.  All Committee members are expected to attend each meeting, in person or via tele-conference.  The Committee will invite members of the Board, management, auditors, or others to attend meetings and provide pertinent information, as necessary.  As part of its job to foster open communication, the Committee should meet at least annually with management, the Director of Internal Audit and the external auditors in separate executive sessions to discuss any matters that the Committee or any of these parties believes should be discussed privately.  In addition, the Committee or at least its Chair should meet with the external auditors and management quarterly to review the Company’s quarterly and annual financial statements.  Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.  Minutes will be prepared.

Responsibilities

The Audit Committee will carry out the following responsibilities:

Financial Statements

Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

Review with management and the external auditors the results of the audit, including any difficulties encountered.

Review the Company’s annual financial statements and any financial statements submitted to the public, including any certification, report, opinion or review rendered by the external auditors.

Review with management and the external auditors all matters required to be communicated to the Committee under generally accepted auditing standards.

Understand how management develops interim financial information and the nature and extent of internal and external auditor involvement.

Review with financial management and the external auditors the financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the Company’s reports on Forms 10-QSB and 10-KSB and annual report to stockholders prior to the filing of the report or prior to the release of earnings.  The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company’s Form 10-KSB.

Review disclosures made by the Company’s chief executive officer and chief financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal control over financial reporting and evaluations thereof.

Internal Control

Ensure that management has established and maintains an adequate system of internal controls and performs risk assessments of each significant function.

Consider the effectiveness of the company’s internal control over annual and interim financial reporting, including information technology security and control.

Evaluate security for computer systems, facilities, and back-up systems.

Understand the scope of internal and external auditors’ reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

Review with management and the Director of Internal Audit the charter, Audit Policy, risk assessment, audit plan, audit schedule, activities, staffing, and organizational structure of the internal audit function at least annually.

Review Audit Reports submitted by the Director of Internal Audit at least quarterly, evaluate management’s response to audit findings, and ascertain that appropriate implementation of significant recommendations is undertaken.

As necessary, meet separately with the Director of Internal Audit to discuss any matters that the Committee or internal audit believes should be discussed privately.

Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the Director of Internal Audit, who is ultimately accountable to the Committee and the Board.

Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

External Audit

Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Company, and each such registered accounting firm shall report directly to the Audit Committee.

Review the external auditors’ annual engagement letter, including proposed audit scope and approach, coordination of audit effort with internal audit, and estimated fees as proposed.

Pre-approve all audit engagement fees and terms and all non-audit engagements with the external auditors.  The Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee, provided that the delegatee must present all approved non-audit services to the Committee at its next meeting.

Ensure the external auditors’ ultimate accountability to the Audit Committee and the Board of Directors, as representatives of the stockholders, receiving reports directly from the auditors.

Ensure receipt from the external auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1.  On an annual basis, review and discuss with the auditors any such relationships to determine the auditors’ independence and objectivity.  The Committee should take, or recommend to the Board that it take, appropriate action to oversee the independence of the auditors.

Discuss with the external auditors all matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61.

Review significant accounting policies, significant risks and exposures, audit activities, and audit findings.

As necessary, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately, such as internal controls and the completeness and accuracy of the Company’s financial statements.

Ensure that the lead audit partner of the external auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

Compliance

Review the effectiveness of the system for monitoring compliance with laws, regulations, and internal policies and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

Review the findings of any examinations by regulatory agencies and any auditor observations.

Review the process for communicating the code of conduct to Company personnel and for monitoring compliance therewith.

Coordinate the investigation of conflicts of interest and unethical conduct.

On an ongoing basis, review all related party transactions for potential conflict of interest situations.  Approve related party transactions when warranted.

Obtain regular updates from management and/or Company legal counsel regarding compliance matters.

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Reporting Responsibilities

Regularly report the results of audits, findings, related recommendations, and Committee activities to the Board of Directors.

Provide an independent, direct communication channel between the Board of Directors and the Company’s internal auditors, external auditors, and regulators.

Prepare the Audit Committee Report for inclusion in the Company’s annual proxy statement, consulting with the Company’s legal counsel, if necessary.

Review any other reports the Company issues that relate to Committee responsibilities.

Other Responsibilities

Review (and in the case of the external auditors, settle) any disagreement among management and the external auditors or the internal auditors in connection with the preparation of financial statements.

Establish procedures that allow employees of the Company or any of its subsidiaries to submit confidential and anonymous concerns regarding questionable accounting or auditing matters.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

Ensure policies in place are reasonably designed to achieve disclosure and clarity regarding the Company’s true financial performance and business strategy.

Perform other activities related to this Charter as requested by the Board of Directors.

Institute and oversee special investigations, examinations, or reviews as the Committee deems advisable to ensure the adequacy of the systems of internal controls and accounting practices.

Review and assess the adequacy of this Charter annually, requesting Board approval for proposed changes.

Determine the appropriate funding for payment of (i) compensation to the external auditors, (ii) compensation to any advisers employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Confirm annually that all responsibilities outlined in this charter have been carried out.

Evaluate the Committee’s and individual members’ performance on a regular basis.

Limitations of the Audit Committee’s Roles

While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits, or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the external auditors.

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EXHIBIT B

FIRST BANCSHARES, INC.

Nominating Committee Charter

I.  Purpose

The Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of First Bancshares, Inc. (the “Company”):

to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to nominate the director nominees for the elections to be held at the next annual meeting of shareholders;

to assist the Board in filling any vacancy that may arise on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancies; and

to lead the Board in its periodic evaluation of the performance of the Board.

II.  Composition and Qualifications

The Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall be independent non-executive directors, who are not employees of the Company, its subsidiaries or affiliates, and meet the “independent” definition of the NASD (Rule 4200).  Members of the Committee shall be appointed and removed only by the Board.  The Board shall appoint one member of the Committee as its Chair.  A majority of the members of the Committee present at any of its meetings shall constitute a quorum.

III.  Meetings

The Committee shall meet at least once annually, and at such other times as it deems necessary to fulfill its responsibilities and duties set forth in this Charter.

IV.  Responsibilities and Duties

The Committee shall have the primary responsibility to develop the criteria for the selection of new directors to the Board, including, but not limited to skills, experience, diversity, age, time availability, and such other criteria set forth in corporate policies or as the Committee shall determine to be relevant at the time.  The Committee shall have the authority to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

In addition, the Committee is responsible for establishing and administering the necessary processes associated with nominating potential directors, including, but not limited to, applications, screening, and interviewing prospective candidates; and finalizing its slate of candidates for recommendation to the Board.  These processes will apply to the filling of vacancies that may occur on the Board from time to time, and the election of directors at the annual meeting of shareholders.

The Committee is also responsible for the development and administration of the internal evaluation of the Board’s performance and any related individual Board member performance.  Such evaluations shall be used by the Committee in carrying out its nominating responsibilities.

Duties

When Board vacancies occur, or otherwise at the direction of the Board, the Committee shall actively identify, recruit, interview, and evaluate individuals whom the Committee determines meet its criteria and standards for recommendation to the Board.

The Committee shall be responsible for reviewing all candidates nominated by shareholders, and determining whether or not to include the candidate as a nominee in the Company’s proxy materials.

The Committee shall nominate, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and shall be responsible for administering the Company’s compliance with the election provisions of its Articles of Incorporation, Bylaws, and related policies.

The Committee shall monitor the independence of the Board, to the extent that its nomination process ensures that the majority of the Board consists of independent directors as set forth in the Company’s policies.

The Committee will establish, or identify and provide access to, appropriate orientation programs, sessions, or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director.

The Committee will provide a report of the Company’s nomination process, activities, and resulting nominations in connection with the proxy materials associated with the Company’s annual meeting of shareholders.

The Committee shall annually review its own performance, as well as the adequacy of this Charter and related corporate policies.  Any proposed changes shall be recommended to the Board for approval.

Minutes of each meeting will be provided to the Board of Directors on a timely basis.  In addition, the Committee will make from time-to-time, special presentations to the Board of Directors on topics related to Committee activities or responsibilities.

V.  Authority

The Committee has the authority to implement the provisions of this Charter.  Furthermore, the Committee shall have the authority to retain any outside advisors at the Company’s expense, as the Committee may deem appropriate in its sole discretion, to assist it in carrying out its responsibilities and duties.

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EXHIBIT C

FIRST BANCSHARES, INC.

2004 STOCK OPTION PLAN

1.

Plan Purpose.  The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates, and aligning the interests of Participants, as defined below, with shareholders.

2.

Definitions.  The following definitions are applicable to the Plan:

"Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

"Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or any combination thereof, as provided in the Plan.

"Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

"Board" -- means the board of directors of the Corporation.

"Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

"Code" -- means the Internal Revenue Code of 1986, as amended.

"Committee" -- means the Corporation's Stock Option Committee referred to in Section 3 hereof.

"Corporation" -- means First Bancshares, Inc., a Missouri corporation, and any successor thereto.

"Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code.  Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

"Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York

Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

"Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

"Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

"Plan" -- means this First Bancshares, Inc. 2004 Stock Option Plan.

"Shares" -- means the shares of common stock of the Corporation.

"Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, emeritus director or employee of the Corporation or any Affiliate for purposes of any other Award.

3.

Administration.  The Plan shall be administered by the Corporation's Stock Option Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision.  The members of the Committee shall be appointed by the Board.  Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

4.

Shares Subject to Plan.

(a)  Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 100,000 plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan.  The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares.   An Award shall not be considered to have been made under the Plan with respect to any Option which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

(b)  During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 100,000 Shares, subject to adjustment as provided in Section 6.

5.

Awards.

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

(a)  Exercise Price.  The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

(b)  Option Term.  The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

(c)  Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(d)  Incentive Stock Options.  Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

(e)  Termination of Service.  Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) two years following such Termination of Service or (B) until the expiration of the Option by its terms.  Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

6.

Adjustments Upon Changes in Capitalization.  In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.  However, any repurchases by the Corporation of its Shares shall have no affect on the number of Shares reserved for issuance under the Plan, or Awards granted under the Plan.  Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

7.

Effect of Merger on Options.  In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option  has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised.  Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

8.

Effect of Change in Control.  Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control":  (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.  If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event, however, no Option which has previously been exercised or otherwise terminated shall become exercisable.

9.

Assignments and Transfers.  No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution.  Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members.  During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee.  For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

10.

Employee Rights Under the Plan.  No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

11.

Delivery and Registration of Stock.  The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation.  It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation.  The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

12.

Withholding Tax.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.  All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

13.

Amendment or Termination.

(a)

The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

(b)

The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award; provided, however, that the Committee shall not change the exercise price for an awarded Option unless pursuant to Section 6 hereof.  The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

14.

Effective Date and Term of Plan.  The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation.  It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

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EXHIBIT D

FIRST BANCSHARES, INC.

2004 MANAGEMENT RECOGNITION PLAN

1.

Plan Purpose.  The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates.

2.

Definitions.  The following definitions are applicable to the Plan:

"Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

"Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

"Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

"Board" -- means the board of directors of the Corporation.

"Code" -- means the Internal Revenue Code of 1986, as amended.

"Committee" -- means the Corporation's Compensation Committee referred to in Section 3 hereof.

"Corporation" -- means First Bancshares, Inc., a Missouri corporation, and any successor thereto.

"Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

"Plan" -- means this First Bancshares,  Inc. 2004 Management Recognition Plan.

"Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

"Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

"Shares" -- means the shares of common stock of the Corporation.

"Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, emeritus director or employee of the Corporation or any Affiliate.  Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

3.

Administration.  The Plan shall be administered by the Corporation's Compensation Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision.  The members of the Committee shall be appointed by the Board.  Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

4.

Shares Subject to Plan.  Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 50,000 Shares.  The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares.  An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

5.

Terms and Conditions of Restricted Stock.  The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

(a)

At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction.  Subject to applicable regulatory restrictions, if time-based, the Restricted Period shall not be less than three years and if performance-based, the Restricted Period shall not be less than one year.  Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period.  Except for such restrictions, and subject to paragraph (c) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

(b)

If a Participant incurs a Termination of Service for any reason (other than death, disability, or normal retirement after attainment of age 65), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation.  If a Participant incurs a Termination of Service by reason of death, disability or normal retirement after attainment of age 65, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

(c)

Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Bancshares, Inc. 2004 Management Recognition Plan.  Copies of such Plan are on file in the office of the Secretary of First Bancshares, Inc, 142 East First Street, Mountain Grove, Missouri 65711.

(d)

At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

(e)

Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

6.

Adjustments Upon Changes in Capitalization.  In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.  Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

7.

Effect of Change in Control.  Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control":  (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.  If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, at the election of a Participant that is made within 60 days following such date, the Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.  If the Participant does not make such election within 60 days following such tender offer, exchange offer, or change in control, such Shares shall continue to be vested in accordance with the other provisions of such Award; provided, however, that no Award which has previously been forfeited shall become vested.

8.

Assignments and Transfers.  During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

9.

Employee Rights Under the Plan.  No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

10.

Delivery and Registration of Stock.  The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation.  It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation.  The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.

Withholding Tax.  Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld.  The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

12.

Amendment or Termination.

(a)  The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent (i) such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, (ii) such amendment or alteration is deemed by the Board to be of a material nature or (iii) if the Board, in its discretion, determines to seek such shareholder approval.

(b)  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award; provided, however, that the Committee shall not waive any Restricted Period unless pursuant to Section 5 hereof.  The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

13.

Effective Date and Term of Plan.  The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation.  It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 12 hereof.

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